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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2001



                              GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)



        Delaware                  001-15423                  76-0312499
(State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                         Identification No.)



         1450 Lake Robbins Drive, Suite 600
                The Woodlands, Texas                              77038
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (281) 297-8500


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                        Exhibit Index Appears on Page 4

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ITEM 5.   OTHER EVENTS

Election of New President and CEO

         On February 5, 2001, our Board of Directors announced that Curtis W. Huff has been elected President and Chief Executive Officer and has been appointed to our Board of Directors. Mr. Huff was formerly Executive Vice President, Chief Financial Officer and General Counsel of Weatherford International, Inc. Mr. Huff replaces John C. Coble, who has announced his retirement. Mr. Coble has been our President since 1995 and our Chief Executive Officer and a Director since we became a public company in April 2000.

         A copy of the press release announcing the election of Mr. Huff is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated February 5, 2001, announcing the election of Curtis W. Huff as President and Chief Executive Officer.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GRANT PRIDECO, INC.



Dated: February 5, 2001                             /s/ Philip A. Choyce
                                                    ---------------------------
                                                        Philip A. Choyce
                                                        Vice President
                                                        and General Counsel



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                               INDEX TO EXHIBITS



         Number                              Exhibit
         ------                              -------
          99.1 Press release dated February 5, 2001, announcing the election of Curtis W. Huff as President and Chief Executive Officer.



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